AMENDMENT NO. 2

TO MASTER REPURCHASE AGREEMENT

Amendment No. 2, dated as of August 15, 2005 (this “Amendment”), by and between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), ENCORE CREDIT CORP., (“ECC” and a “Seller”), ECC CAPITAL CORPORATION (“ECC Capital” and a “Seller”) and BRAVO CREDIT CORPORATION (“Bravo” and a “Seller”).

RECITALS

The Buyer and the Sellers are parties to that certain Master Repurchase Agreement, dated as of February 18, 2005, as amended by Amendment No. 1, dated as of July 21, 2005 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

Section 1. Temporary Amendments. For purposes of this Amendment, this Section 1 will be effective only for the period from and including January 1, 2005 through but not including September 30, 2005 (the “Waiver Period”).

1.1 Covenants. Section 14 of the Existing Repurchase Agreement is hereby temporarily amended by deleting subsection (e) in its entirety and replacing it with the following language:

“(e) Maintenance of Profitability. Sellers shall not permit (i) for any Test Period, Net Income, on a consolidated basis, for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be a loss greater than $42 million; and (ii) for any calendar quarter, a loss for such calendar quarter to be greater than or equal to 15% of Sellers’ Adjusted Tangible Net Worth, on a consolidated basis, for such calendar quarter.”

Section 2. Conditions Precedent. This Amendment shall become effective on January 1, 2005, (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

(a) Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(i) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Seller; and

(ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

Section 3. Representations and Warranties. The Sellers hereby represent and warrant to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

Section 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Section 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE

CAPITAL LLC, as Buyer

By: /s/ Randall Eron Shy

Name: Randall Eron Shy
Title: Vice President

Sellers:

ENCORE CREDIT CORP.

By: /s/ William E. Moffatt

Name: William E. Moffatt
Title: Treasurer

ECC CAPITAL CORPORATION

By: /s/ William E. Moffatt

Name: William E. Moffatt
Title: Treasurer

BRAVO CREDIT CORPORATION

By: /s/ William E. Moffatt

Name: William E. Moffatt
Title: Treasurer